                                                                    EXHIBIT 10.1

                                    AMENDED AND RESTATED 364-DAY CREDIT
                           AGREEMENT dated as of June 27, 2003 (this "2003 Amendment and Restatement"), among Cox Radio, Inc. (the "Company"), the banks party hereto (the "Banks"), JPMorgan Chase Bank (the "Administrative Agent"), as administrative agent and Wachovia Bank, National Association and Bank of America, N.A. as co-syndication agents (the "Syndication Agents").

            A. On June 28, 2002, the Company, certain of the Banks and the Administrative Agent entered into an Amended and Restated 364-Day Credit Agreement in an aggregate principal amount of $150,000,000 (the "Credit Agreement").

            B. The parties hereto have agreed, subject to the terms and conditions hereof, to amend and restate the Credit Agreement as set forth herein on the terms and subject to the conditions provided herein.

            C. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

            SECTION 1. Amendment and Restatement. The Credit Agreement is hereby amended and restated in the form of an Amended and Restated Credit Agreement dated as of the date hereof, the terms of which shall be identical to the terms of the Credit Agreement except as expressly provided in this Section.

            (a) Amendment to Article I. Article I of the Credit Agreement is hereby amended by:

            (i) Amending the definition of the term "Agent's Fee Letter" to read as follows:

            ""Administrative Agent's Fee Letter" shall mean the fee letter dated as of May 15, 2003 among JPMCB, J.P. Morgan Securities Inc. ("JPMorgan"), and the Company."

and as so amended, moving the definition to its proper alphabetical position. Each reference in the Credit Agreement to the defined term "Agent's Fee Letter" is amended to refer to "Administrative Agent Fee Letter".

            (ii) Amending the definition of the term "Applicable Percentage" to read as follows:

            ""Applicable Percentage" means, with respect to any Bank, the percentage of the Total Commitment represented by such Bank's Commitment. If the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments."

            (iii) Deleting the definition of "Existing Facility" and substituting therefor the following, and making a corresponding amendment to the first preamble to the Credit Agreement:

            ""Existing Facility" shall mean the Amended and Restated 364-Day Credit Agreement dated as of June 28, 2002, among the Company and the banks and the agents party thereto."

            (iv) Deleting the definition of the term "Quarterly Date" and substituting therefor the following:

            ""Quarterly Date" shall mean the last day of each March, June, September and December, beginning with September 30, 2003, or if any such date is not a Business Day, the respective Quarterly Date shall be the next preceding Business Day."

            (v) Deleting the definition of the term "Termination Date" and substituting therefor the following:

            ""Termination Date" shall mean June 25, 2004."

            (b) Amendment to Section 2.01(a). Section 2.01(a) is hereby amended by deleting the text "and Discretionary Loans and Letters of Credit" and substituting therefor the text ", Discretionary Loans and LC Exposure".

            (c) Amendment to Exhibit 2.01(a). Exhibit 2.01(a) to the Credit Agreement is hereby amended by deleting such Exhibit 2.01(a) and substituting therefor Exhibit 2.01(a) hereto.

            (d) Amendment to Section 2.08(c). Section 2.08(c) is hereby amended by deleting the entire clause and substituting therefor the following:

            "Each Letter of Credit shall expire not later than the earlier of
      (i) the first anniversary of the issuance (or the most recent extension or renewal) of such Letter of Credit and (ii) the date that is five Business Days prior to the first anniversary of the Termination Date."

            (e) Amendment to Exhibit 6.01. Exhibit 6.01 to the Credit Agreement is hereby amended by deleting such Exhibit 6.01 and substituting therefor
Exhibit 6.01 hereto.

            (f) Amendment to Section 6.02. Section 6.02 of the Credit Agreement is hereby amended by:

                  (i) Deleting the first sentence thereof and substituting
            therefor the following:

            "The Company has furnished each Bank with the consolidated financial statements for the Company and its Subsidiaries as at and for its fiscal year ended December 31, 2002, accompanied by the opinion of Deloitte & Touche, and quarterly consolidated financial statements as at and for the period ended March 31, 2003."

                  (ii) Deleting "March 31, 2002" in the last sentence thereof and substituting therefor "March 31, 2003".

            (g) Amendment to Exhibit 6.03. Exhibit 6.03 of the Credit Agreement is hereby amended by deleting such Exhibit 6.03 and substituting therefor
Exhibit 6.03 hereto.

            (h) Amendment to Section 6.14. Section 6.14 is hereby amended by replacing "June, 2002" with "June, 2003".

            (i) Amendment to Section 8.01(b). Section 8.01(b) of the Credit Agreement is hereby amended by deleting the entire clause and substituting therefor the following:

            "(b) an Interest Coverage Ratio for any four consecutive fiscal quarter (commencing with such period ending on June 30, 2003) period of not less than 2.0 to 1.0."

            (j) Amendment to Exhibit 9.01(d). Exhibit 9.01(d) of the Credit Agreement is hereby amended by deleting such Exhibit 9.01(d) and substituting therefor Exhibit 9.01(d) hereto.

            (k) Amendment to Exhibit 13.02. Exhibit 13.02 of the Credit Agreement is hereby amended by deleting such Exhibit 13.02 and substituting therefor Exhibit 13.02 hereto.

            (l) Amendment to Section 13.04. Section 13.04 is hereby amended by replacing the date "June 23, 2002" with the date "May 15, 2003".

            SECTION 2. Representations and Warranties. The Company hereby represents and warrants to the Administrative Agent and the Banks that:

            (a) This 2003 Amendment and Restatement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligations enforceable in accordance with its terms.

            (b) As of the date hereof, and after giving effect to this 2003 Amendment and Restatement, no Default or Event of Default has occurred and is continuing and the representations and warranties contained in the Credit Agreement, as amended and restated by this 2003 Amendment and Restatement, are true and correct in all material respects as if made on the date hereof.

            SECTION 3. Effectiveness. The effectiveness of this 2003 Amendment and Restatement is subject to the satisfaction on the date hereof of the following conditions:

            (a) the Administrative Agent shall have received executed counterparts of this 2003 Amendment and Restatement which, when taken together, bear the signatures of each of the parties hereto;

            (b) the Administrative Agent shall have received on behalf of the Banks from Counsel for the Company their opinion dated the date hereof, in form and substance reasonably satisfactory to the Administrative Agent;

            (c) the Administrative Agent shall have received on behalf of the Banks an Officer's Certificate dated the date hereof, in form and substance reasonably satisfactory to the Administrative Agent;

            (d) the Administrative Agent shall have received all fees and other amounts payable in connection with this Agreement on or prior to the date hereof, including to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Company hereunder; and

            (e) on the date hereof, the Company shall have repaid, or shall repay from the initial Loans hereunder, in full the principal of all Loans outstanding and other amounts accrued and not yet paid under the Credit Agreement, and the Company shall have effectively terminated all the Commitments then outstanding in accordance with the Credit Agreement and replaced them with the Commitments as set forth in Schedule 2.01(a) hereto.

            Following the satisfaction on the date hereof of the conditions set forth above, the Administrative Agent shall inform the Company in writing that this 2003 Amendment and Restatement has become effective.

            SECTION 4. Counterparts. This 2003 Amendment and Restatement may be signed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this 2003 Amendment and Restatement.

            SECTION 5. APPLICABLE LAW. THIS 2003 AMENDMENT AND RESTATEMENT SHALL BE DEEMED TO BE AN AGREEMENT EXECUTED BY THE COMPANY, THE ADMINISTRATIVE AGENT, THE DOCUMENTATION AGENTS, THE SYNDICATION AGENTS AND THE BANKS UNDER THE LAWS OF THE STATE OF NEW YORK AND OF THE UNITED STATES AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF SAID STATE AND OF THE UNITED STATES.

            SECTION 6. Credit Agreement. As used in the Credit Agreement and the Exhibits thereto, (a) the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto", and words of similar import shall mean, from and after the date hereof, the

Credit Agreement as amended and restated by this 2003 Amendment and Restatement and (b) all references to "the date of this Agreement", "the date hereof" or like language shall be deemed to be references to the date of this 2003 Amendment and Restatement.

            SECTION 7. Expenses. The Company shall pay, in accordance with the provisions of Section 13.01 of the Credit Agreement, all reasonable out-of-pocket expenses incurred by the Administrative Agent and the Banks in connection with the preparation, negotiation, execution, delivery and enforcement of this 2003 Amendment and Restatement, including, but not limited to, the reasonable fees and disbursements of Cravath, Swaine & Moore, LLP, as well as the reasonable out-of-pocket expenses incurred by the arrangers hereof. The agreement set forth in this Section 7 shall survive the termination of this 2003 Amendment and Restatement.

            IN WITNESS WHEREOF, the parties hereto have caused this 2003 Amendment and Restatement to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                     COX RADIO, INC.,

                                          By

                                                /s/ Richard Jacobson
                                                ---------------------------
                                                Name:    Richard Jacobson
                                                Title:   Treasurer

                                     JPMORGAN CHASE BANK

                                          By

                                                /s/ James L. Stone
                                                ---------------------------
                                                Name:    James L. Stone
                                                Title:   Managing Director


                                     BANK OF AMERICA, N.A.

                                          By

                                                /s/ Richard M. Peck
                                                ---------------------------
                                                Name:    Richard M. Peck
                                                Title:   Vice President


                                     WACHOVIA BANK, NATIONAL ASSOCIATION

                                          By

                                                /s/ Kevin P. Shea
                                                ---------------------------
                                                Name:    Kevin P. Shea
                                                Title:   Vice President


                                     CITIBANK, N.A.

                                          By

                                                /s/ Maureen Maroney
                                                ---------------------------
                                                Name:    Maureen Maroney
                                                Title:   Director

                                     FLEET NATIONAL BANK

                                          By
                                                /s/ Laura Neenan
                                                ---------------------------
                                                Name:    Laura Neenan
                                                Title:   Vice President

                                     BANK ONE, NA

                                          By

                                                /s/ Jennifer L. Jones
                                                ---------------------------
                                                Name:    Jennifer L. Jones
                                                Title:   Director


                                     LEHMAN BROTHERS BANK, FSB

                                          By

                                                /s/ Gary T. Taylor
                                                ---------------------------
                                                Name:    Gary T. Taylor
                                                Title:   Vice President


                                     MERRILL LYNCH BANK USA

                                          By
                                                /s/ Louis Alder
                                                ---------------------------
                                                Name:    Louis Alder
                                                Title:   Vice President

                                     MORGAN STANLEY BANK

                                          By

                                                /s/ Jaap L. Tonckens
                                                ---------------------------
                                                Name:    Jaap L. Tonckens
                                                Title:   Vice President
                                                         Morgan Stanley Bank

                                     SUNTRUST BANK

                                          By
                                                /s/ Eric Millham
                                                ---------------------------
                                                Name:    Eric Millham
                                                Title:   Director

                                     UBS AG, CAYMAN ISLANDS BRANCH

                                          By

                                                /s/ Patricia O'Kicki
                                                ---------------------------
                                                Name:    Patricia O'Kicki
                                                Title:   Director

                                          By

                                                /s/ Wilfred V. Saint
                                                ---------------------------
                                                Name:    Wilfred V. Saint
                                                Title:   Associate Director
                                                         Banking Products
                                                         Services, US

                                     COMMERZBANK AG, NEW YORK AND
                                     GRAND CAYMAN BRANCHES

                                          By
                                                /s/ Harry Yergey
                                                ---------------------------
                                                Name:    Harry Yergey
                                                Title:   Senior Vice President
                                                         and Manager

                                          By

                                                ---------------------------
                                                Name:    Brian Campbell
                                                Title:   Senior Vice President

                                     THE BANK OF NEW YORK

                                     By

                                                /s/ John R. Ciulla
                                                ---------------------------
                                                Name:    John R. Ciulla
                                                Title:   Vice President

                                     DRESDNER BANK AG, NEW YORK
                                     AND GRAND CAYMAN BRANCHES

                                          By

                                                /s/ William E. Lambert
                                                ---------------------------
                                                Name:    William E. Lambert
                                                Title:   Vice President

                                          By

                                                /s/ Michael S. Greenberg
                                                ---------------------------
                                                Name:    Michael S. Greenberg
                                                Title:   Vice President



                                     U.S. BANK NATIONAL ASSOCIATION

                                          By

                                                /s/ Gail Scannell
                                                ---------------------------
                                                Name:    Gail Scannell
                                                Title:   Vice President

                                     NATIONAL AUSTRALIAN BANK LTD.

                                          By

                                                /s/ Eduardo Salazar
                                                ---------------------------
                                                Name:    Eduardo Salazar
                                                Title:   Director


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

                                     CREDIT SUISSE FIRST BOSTON, ACTING
                                     THROUGH ITS CAYMAN ISLANDS
                                     BRANCH

                                          By

                                                /s/ Sovonna Day-Goins
                                                ---------------------------
                                                Name:    Sovonna Day-Goins
                                                Title:   Vice President

                                          By

                                                /s/ Doreen B. Welch
                                                ---------------------------
                                                Name:    Doreen B. Welch
                                                Title:   Associate


                                     WILLIAM STREET COMMITMENT CORPORATION

                                          By

                                                /s/ Jennifer M. Hill
                                                ---------------------------
                                                Name:    Jennifer M. Hill
                                                Title:   Vice President and
                                                         Chief Financial Officer


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